UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Western Asset Global Partners Income Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Western Asset Global Partners Income Fund Inc.

620 Eighth Avenue, 49th Floor
New York, New York 10018

November 8, 2007

Dear Stockholder:

The Annual Meeting of Stockholders (the "Meeting") of Western Asset Global Partners Income Fund Inc. (the "Fund") will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, December 7, 2007 at 3:30 p.m., Eastern Standard Time, for the purposes of considering and voting upon the following:

1. A proposal to amend the Fund's primary investment objective to allow for greater flexibility to invest in investment grade debt.

2. A proposal to elect two Class I Directors to the Fund's Board of Directors.

3. The transaction of such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The close of business on October 18, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

In addition to a proposal to elect two Class I Directors to the Fund's Board of Directors, stockholders are being asked to consider a proposal to amend the Fund's primary investment objective to allow the Fund's portfolio managers greater flexibility in the selection of portfolio investments, including investments in investment grade debt securities. The Fund's management believes that this revision is in the best interest of stockholders, particularly in light of a fundamental shift in the credit character of emerging market issuers that has taken place since the Fund commenced operations. Over the course of the past decade and with even greater magnitude the past several years, governments and corporations in emerging market countries ("emerging market debt") have been benefiting from a substantial rise in commodity prices and increased fiscal responsibility on the part of the governments of emerging market countries. Some of the largest emerging market countries, such as Russia and Mexico, now have most of their debt rated investment grade. A prime example of this evolution in credit markets can be found by comparing the credit composition of the Fund's "emerging market benchmark" at the time the Fund commenced operations to its present composition. When the Fund commenced operations in 1993, almost the entire composition of the JPMorgan Emerging Markets Bond Index Global was rated below investment grade. By contrast, approximately 39% of the composition of the JPMorgan Emerging Markets Bond Index Global is currently rated investment grade. The Fund's portfolio managers believe that the Fund's primary investment objective should be amended as proposed to provide them with flexibility to respond to this change and any further changes in the market for emerging market debt securities. The Fund's portfolio managers further believe that the proposed amendment of the Fund's primary investment objective would continue to afford stockholders the opportunity to gain exposure to higher-yielding U.S. and emerging market debt securities and other instruments than are currently available in many bond funds while allowing them to reduce the Fund's risk profile by investing a greater portion of the Fund's assets in investment grade emerging market corporate and sovereign debt securities as well as other instruments. Debt securities rated below investment grade involve more risk than higher-rated securities but may be expected to provide yields that exceed yields on higher-rated securities. By allowing a greater portion of the Fund's assets to be invested in investment grade securities, the proposed change in the Fund's primary investment objective therefore may result in a reduction of the Fund's overall portfolio risk but also may result in a reduction of its portfolio returns. The Directors of the Fund recommend that you vote "FOR" the amendment of the Fund's primary investment objective and "FOR" each of the nominees for director. However, before you vote, please read the full text of the proxy statement for an explanation of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services at 866-402-1719.

Sincerely,

R. Jay Gerken
President and Chief Executive Officer

IMPORTANT NEWS
FOR FUND STOCKHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.  Why am I receiving the proxy statement?

A.  You are being asked to vote in favor of proposals to:

1.  amend the Fund's primary investment objective to allow for greater flexibility to invest in investment grade debt; and

2.  elect two Class I Directors to the Fund's Board of Directors.

Q.  What are the Fund's current investment objectives?

A.  The Fund's current investment objectives read as follows:

  The Fund's investment objective is to maintain a high level of current income by investing primarily in a portfolio of high yield U.S. and non-U.S. corporate debt securities and high yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

Q.  How are the Fund's investment objectives proposed to be amended?

A.  At a meeting held on August 15, 2007, after careful consideration, the Fund's Board of Directors approved a proposal by Fund management, subject to stockholder approval, amending the Fund's investment objectives to read as follows:

  The Fund's investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The proposed amendment of the Fund's primary investment objective has the effect of eliminating the requirement that the Fund invest primarily in a portfolio of high yield U.S. and non-U.S. corporate debt securities and high yield foreign sovereign debt securities and would permit investments of any kind or nature in pursuit of the Fund's primary investment objective. The Fund's secondary investment objective, seeking capital appreciation, would remain unchanged.

Q.  Why am I being asked to vote on the amendment of the Fund's primary investment objective and how will the proposed amendment of the Fund's primary investment objective benefit me?

A.  The Fund's management believes that this amendment of the Fund's primary investment objective insofar as it relates to investments in emerging market high yield corporate and sovereign debt securities is in the best interest of stockholders due to a general fundamental shift in the credit character of emerging market issuers that has taken place since the Fund commenced operations. Over the course of the past decade and with even greater magnitude the past several years, governments and corporations in emerging market countries ("emerging market debt") have been benefiting from a substantial rise in commodity prices and increased fiscal responsibility on the part of the governments of emerging market countries. Some of the largest emerging market countries, such as Russia and Mexico now have most of their debt rated investment grade. A prime example of this evolution in credit markets can be found by comparing the credit composition of the Fund's "emerging market benchmark" at the time of the Fund's creation to its present composition. When the Fund commenced operations in 1993, almost the entire composition of the JPMorgan Emerging Markets Bond Index Global was rated below investment grade. By contrast, approximately 39% of the composition of the JPMorgan Emerging Markets Bond Index Global is currently rated investment grade. The Fund's portfolio managers believe that the Fund's primary investment objective should be amended as proposed to provide them with flexibility to respond to this change and any further changes in the market for emerging market debt securities by investing a greater portion of the Fund's portfolio in investment grade emerging market debt securities. The Fund's portfolio managers further believe that the proposed amendment of the Fund's primary investment objective would continue to afford stockholders the opportunity to gain exposure to higher-yielding U.S. and emerging market debt securities and other instruments than are currently available in many bond funds while allowing them to reduce the Fund's risk profile by investing a greater portion of the Fund's assets in investment grade emerging market corporate and sovereign debt securities as well as other instruments. Debt securities rated below investment grade involve more risk than higher-rated securities but may be expected to provide yields that exceed yields on higher-rated securities. By allowing a greater portion of the Fund's assets to be invested in investment grade securities, the proposed change in the Fund's primary investment objective therefore may result in a reduction of the Fund's overall portfolio risk but also may result in a reduction of its portfolio returns.

Q.  How do the Directors suggest that I vote on the amendment of the Fund's primary investment objective?

A.  After careful consideration, the Fund's Board of Directors unanimously recommends that you vote FOR the approval of the amendment of the Fund's primary investment objective.

Q.  How do the Directors suggest that I vote on the election of Directors?

A.  After careful consideration, the Fund's Board of Directors unanimously recommends that you vote FOR each of the nominees for Director.

Q.  Is the Fund paying for the preparation, printing and mailing of the proxy statement?

A.  Yes. Because the Fund's Board of Directors believes the proposed amendment of the Fund's primary investment objective is in the best interests of the Fund and its stockholders, the Board of Directors believes it is appropriate for the Fund to pay these expenses. However, Legg Mason Partners Fund Advisor, LLC, the Fund's investment manager, will pay the expenses of hiring a proxy solicitor.

Q.  Will my vote make a difference?

A.  Your vote is very important and can make a difference in the governance of the Fund, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board of Directors can be implemented. We encourage all stockholders to participate in the governance of the Fund.

Q.  Whom do I call if I have questions?

A.  If you need more information, or have any questions about voting, please call Computershare Fund Services, the Fund's proxy solicitor, at 866-402-1719.

Q.  How do I vote my shares?

A.  You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or electronically by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

You may also attend the Meeting and vote in person. However, even if you intend to attend the Meeting, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

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WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

620 Eighth Avenue, 49th Floor
New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 8, 2007

To the Stockholders:

The Annual Meeting of Stockholders (the "Meeting") of Western Asset Global Partners Income Fund Inc. (the "Fund") will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, December 7, 2007 at 3:30 p.m., Eastern Standard Time, to consider and vote on the following proposals, as more fully described in the accompanying Proxy Statement:

1. A proposal to amend the Fund's primary investment objective to allow for greater flexibility to invest in investment grade debt.

2. A proposal to elect two Class I Directors to the Fund's Board of Directors.

3. The transaction of such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The Board recommends that you vote "FOR" each Proposal upon which you are being asked to vote.

Stockholders of record at the close of business on October 18, 2007 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

November 8, 2007

i

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp., c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	John B. Smith	John B. Smith, Jr., Executor

ii

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

620 Eighth Avenue, 49th Floor
New York, New York 10018

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Western Asset Global Partners Income Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, December 7, 2007, at 3:30 p.m., Eastern Standard Time, and at any and all adjournments or postponements thereof (the "Meeting"). The Meeting will be held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement and the accompanying materials are being mailed to stockholders on or about November 9, 2007.

The Fund is organized as a Maryland corporation and is a registered investment company.

Stockholders of record at the close of business on October 18, 2007 (the "Record Date") are entitled to vote at the Meeting. Stockholders of the Fund are entitled to one vote for each share held.

At the close of business on October 18, 2007, 15,289,720 shares of the Fund were outstanding, and the net assets of the Fund as of that date were $198,511,769.

Legg Mason Partners Fund Advisor, LLC ("LMPFA"), whose principal business address is 100 Light Street, Baltimore, Maryland 21202, is the Fund's investment adviser and administrator. Pursuant to a sub-advisory agreement with LMPFA, Western Asset Management Company ("Western Asset") is the Fund's sub-investment advisor. Both LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. ("Legg Mason").

Even if you plan to attend the Meeting, please sign, date and return the enclosed proxy card, or provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a stockholder has specified a choice on that stockholder's proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted "FOR" each such proposal. Stockholders who execute proxies or provide voting instructions by telephone or over the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the Fund a written notice of revocation (addressed to the Chairman of the Fund, c/o Legg Mason & Co., LLC, 620 Eighth Avenue, 49th Floor, New York, New York 10018), by delivering a duly executed proxy card bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, financial institution or other intermediary (each called as "service agent"), please consult your service agent regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meeting.

Annual reports are sent to stockholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at 125 Broad Street, 10th Floor, New York, New York 10004 or by calling toll free at 888-777-0102. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

Vote Required and Manner of Voting Proxies

A quorum of stockholders is required to take action at the Meeting. A majority of the shares of the Fund entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by the Fund, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" Proposals 1 and 2.

Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The New York Stock Exchange (the "NYSE") has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm's request for voting instructions may not vote such customer or client's shares with respect to Proposal 1. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on Proposal 1. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal.

If you hold shares of the Fund through a service agent that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder's shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Proposal 1:

• The amendment of the Fund's primary investment objective requires a "1940 Act Majority Vote" of the outstanding voting securities of the Fund.

• A "1940 Act Majority Vote" of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

• Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast "FOR" that proposal. Abstentions and broker non-votes are not considered "votes cast" and, therefore, do not constitute a vote "FOR" Proposal 1. Abstentions effectively result in a vote AGAINST Proposal 1. Any broker non-votes would effectively be treated as a vote "AGAINST" Proposal 1.

Proposal 2:

• Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a Meeting at which a quorum is present.

• For purposes of Proposal 2, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for the election of Directors.

PROPOSAL 1— TO AMEND THE FUND'S PRIMARY INVESTMENT OBJECTIVE TO ALLOW FOR
GREATER FLEXIBILITY TO INVEST IN INVESTMENT GRADE DEBT

Introduction

The Fund's portfolio managers manage the Fund's portfolio in pursuit of its investment objectives. These investment objectives establish broad investment goals the Fund strives to achieve. However, as the Fund's investment objectives are currently formulated, they also effectively limit the Fund's ability to invest in certain types of securities in pursuit of these goals. The Fund's investment objectives are considered "fundamental," meaning that they may not be changed without stockholder approval.

Since the Fund commenced operations in 1993, the Fund's portfolio has been managed in pursuit of the Fund's current investment objectives, which read as follows:

The Fund's investment objective is to maintain a high level of current income by investing primarily in a portfolio of high yield U.S. and non-U.S. corporate debt securities and high yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

At a meeting held on August 15, 2007, after careful consideration, the Fund's Board of Directors approved, subject to stockholder approval, amending the Fund's investment objectives to read as follows:

The Fund's investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation

This amendment removes the requirement that the Fund invest primarily in a portfolio of high yield U.S. and non-U.S. corporate debt securities and high yield foreign sovereign debt securities and, subject to any non-fundamental investment policies in effect at the time, would permit investments of any kind or nature in pursuit of the Fund's primary investment objective. The Fund's secondary investment objective, seeking capital appreciation, would remain unchanged.

Explanation of Proposed Amendment

The purpose of the proposed amendment of the Fund's primary investment objective is to allow the Fund to invest a greater proportion of its assets in U.S. and non-U.S. corporate and sovereign debt securities that are rated investment grade. Currently, the Fund's primary investment objective requires the Fund, under normal market conditions, to invest primarily in a portfolio of high yield U.S. and non-U.S. corporate debt securities and high yield foreign sovereign debt securities, i.e., securities rated below investment grade. The Fund's management believes that this amendment of the Fund's primary investment objective insofar as it relates to emerging market debt securities is in the best interest of stockholders, particularly in light of a fundamental shift in the credit character of emerging market issuers that has taken place since the Fund commenced operations. Over the course of the past decade and with even greater magnitude the past several years, governments and corporations in emerging market countries ("emerging market debt") have been benefiting from a substantial rise in commodity prices and increased fiscal responsibility on the part of the governments of emerging market countries. Some of the largest emerging market countries, such as Russia and Mexico, now have most of their debt rated investment grade. A prime example of this evolution in credit markets can be found by comparing the credit composition of the Fund's "emerging market benchmark" at the time of the Fund's creation to its present composition. When the Fund commenced operations in 1993, almost the entire composition of the JPMorgan

Emerging Markets Bond Index Global was rated below investment grade. By contrast, approximately 39% of the composition of the JPMorgan Emerging Markets Bond Index Global is currently rated investment grade.

The Fund's portfolio managers believe that the Fund's primary investment objective should be amended as proposed to provide them with flexibility to respond to this change and to any further changes in the market for emerging market debt securities. The Fund's portfolio managers further believe that the proposed amendment of the Fund's primary investment objective would continue to afford stockholders the opportunity to gain exposure to higher-yielding U.S. and emerging market debt securities and other instruments than are currently available in many bond funds while allowing them to reduce the Fund's risk profile by investing a greater portion of the Fund's assets in investment grade emerging market corporate and sovereign debt securities as well as other instruments. Debt securities rated below investment grade involve more risk than higher-rated securities but may be expected to provide yields that exceed yields on higher-rated securities. By allowing a greater portion of the Fund's assets to be invested in investment grade securities, the proposed change in the Fund's primary investment objective therefore may result in a reduction of the Fund's overall portfolio risk but also may result in a reduction of its portfolio returns.

Additional Changes to Non-Fundamental Investment Policies

The Board has approved a proposal by Fund management to change certain of the Fund's current non-fundamental investment policies. However, these changes will not take effect unless stockholders approve the change to the Fund's primary investment objective discussed above. Because they are non-fundamental investment policies, any or all of these investment policies may be amended, modified or eliminated at any time by the Board without stockholder approval. In the event that stockholders do not approve the proposed change to the Fund's primary investment objective, the Fund's current non-fundamental investment policies will remain in effect unless changed or eliminated in the future with approval by the Board.

The Fund has three main "investment buckets" under its current non-funamental investment policies, which are defined as follows:

Under normal market conditions, the Fund invests at least 33% of its total assets in high yield U.S. corporate debt securities and at least 33% of its total assets in high yield foreign sovereign debt securities. Up to 33% of the Fund's total assets may be invested in high yield non-U.S. corporate debt securities.

Thus, as with the Fund's current primary investment objective, the Fund, under normal market conditions, is limited to investing only in high yield debt securities, i.e., debt securities rated below investment grade. Further, the Fund must invest at least 33% of its total assets in high yield U.S. corporate debt securities and at least 33% of its total assets in high yield sovereign debt securities and is allowed to invest only up to 33% in non-U.S. corporate debt, which also must be rated below investment grade.

During the Fund's most recent fiscal year, there was a period where the Fund's investments in high yield debt securities fell below the percentage of total assets required by this investment policy. The Fund's portfolio managers, upon discovery, promptly realigned the Fund's portfolio, and the Fund incurred no expenses in the portfolio realignment to meet the Fund's current investment policy. This under-allocation to high yield debt securities resulted in a net benefit to the Fund's performance.

The Fund's Board of Directors has approved a proposal by Fund management broadening these policies; the amended policies read as follows:

In order to seek to achieve its objectives, under normal conditions, the Fund will invest at least 33% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries and at least 33% of its total assets in high yield U.S. corporate debt securities. The Fund may also invest up to 33% of its total assets in a broad range of other U.S. and non-U.S. fixed income securities, both investment grade and high yield securities, including, but not limited to: corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls.

For purposes of the investment policy above, a "high yield" debt security is defined as any debt security that is rated below investment grade by a nationally recognized statistical rating organization or, if unrated, of equivalent quality as determined by the manager. Also, for purposes of the investment policy above, "emerging market country" is defined as any country which is, at the time of investment, represented in the JPMorgan Emerging Markets Bond Index Global or categorized by the International Bank for Reconstruction and Development ("World Bank"), in its annual categorization, as middle or low-income. Under normal circumstances, the Fund will invest in securities of issuers located in the United States and at least three foreign countries.

The Fund's portfolio managers believe that it is in the best interests of the Fund's stockholders to provide the Fund's portfolio managers with additional flexibility to select securities for the Fund's investment portfolio. If the proposed changes to the Fund's primary investment objective are approved by stockholders and the changes to the non-fundamental investment policies become effective, the Fund will be able to consider a broader range of investment opportunities available in the global fixed-income market that are viewed as attractive by the Fund's portfolio managers giving consideration to the related risks and potential returns.

In addition, the Fund's portfolio managers believe that the proposed definition of "emerging market country," in connection with the removal of the requirement to invest in high yield securities, will serve to clarify the countries in which the Fund may invest while at the same time addressing any further changes in the countries that are regarded as emerging market countries. The Fund's portfolio managers believe that the proposed definition of "emerging market country" is consistent with the term as it is commonly used among other mutual funds investing in emerging market securities. As discussed above, the debt securities of many of these countries are now rated investment grade. Although under the new policy the Fund will no longer be required to invest a minimum percentage of its total assets in sovereign debt securities issued by emerging market countries, the Fund's portfolio managers currently anticipate that they will continue to invest a portion of the Fund's assets in such securities, which under normal market conditions and present circumstances may be significant.

As a result of these changes to the Fund's investment buckets, under normal market conditions, at least 33% of the Fund's assets will be invested in a combination of sovereign debt securities issued by emerging market countries and corporate debt securities issued by issuers that are incorporated in or generate the majority of their revenue in emerging market countries and at least 33% of the Fund's assets will be invested in high yield U.S. corporate debt securities. The remainder of the Fund's assets will be invested in fixed income securities of any kind and any rating, as well as derivative instruments of such securities and dollar rolls, as the Fund's portfolio managers regard as appropriate, giving consideration to their risks and potential returns, in pursuing opportunities for current income and capital appreciation.

These changes will allow the Fund's portfolio managers to reduce the Fund's risk profile by, among other things, investing a greater portion of the Fund's assets in investment grade emerging market corporate and sovereign debt securities as well as other instruments. Debt securities rated below investment grade involve more risk than higher-rated securities but may be expected to provide yields that exceed those on higher-rated securities. By allowing a greater portion of the Fund's assets to be invested in investment grade securities, the proposed changes to the Fund's non-fundamental investment policies therefore may result in a reduction of the Fund's overall portfolio risk but also may result in a reduction of its portfolio returns.

It is important to note that the proposed changes to the Fund's non-fundamental investment policies are expected to provide the portfolio managers with additional flexibility to meet the Fund's investment objectives and to address developments in the market, but other than potential investments in investment grade emerging market debt securities, the Fund's portfolio managers do not currently anticipate dramatic changes in the Fund's portfolio composition or investment approach under normal market conditions and present circumstances.

Additional Information About Dollar Rolls, Mortgage-Backed Securities and Asset-Backed Securities

Under the Fund's amended non-fundamental investment policies, the Fund will be able to invest in dollar rolls, mortgage-backed securities and asset-backed securities as part of its investment strategies. Under a dollar roll transaction, the Fund sells securities for delivery in the current month, or sells securities it has purchased on a "to-be-announced" basis, and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the purchased securities. Dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund if the Fund does not establish and maintain a segregated account containing qualifying securities of sufficient value to cover the Fund's obligations. In addition, dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Successful use of dollar rolls may depend upon the ability of the Fund's investment manager to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Mortgage-backed securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives may be illiquid and hard to value in declining markets.

Board Recommendation and Required Vote

It is intended that the Fund's amended primary investment objective, as well as the changes to the Fund's non-fundamental investment policies discussed above, would take effect as soon as practicable after stockholder approval is obtained. This is currently expected to occur on or about December 7, 2007, although the actual date could be later.

To be approved, Proposal 1 must receive a "1940 Act Majority Vote" of the outstanding voting securities of the Fund, as that term is defined above in "Vote Required and Manner of Voting Proxies."

The Fund's Board of Directors unanimously recommends that stockholders of the Fund vote FOR the amendment of the Fund's primary investment objective to allow for greater flexibility to invest in investment grade debt.

PROPOSAL 2— TO ELECT TWO CLASS I DIRECTORS TO THE FUND'S BOARD OF DIRECTORS

Background

In accordance with the Fund's charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class I Directors, each to hold office until the year 2010 Annual Meeting of Stockholders, or thereafter until his successor is duly elected and qualified. The term of office of each of the remaining Class II and Class III Directors expires at the year 2008 or 2009 Annual Meeting of Stockholders, respectively, or thereafter when his or her successor is duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees is currently a member of the Fund's Board of Directors and has indicated that he will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table provides information concerning the nominees for election as Directors of the Fund:

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (including the Fund)	Other Directorships Held by Nominee
Nominees to serve as Class I Directors until the 2010 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2003	Retired; formerly, Associate General Counsel, Pfizer, Inc.	22	None

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, D.C. 20036 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 1995	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	21	None

The following table provides information concerning the remaining Directors of the Fund:

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (including the Fund)	Other Directorships Held by Nominee
Class II Directors serving until the 2008 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS

Carol L. Colman c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2003	President, Colman Consulting Co.	22	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1937	Director and Member of Audit and Nominating Committees	Since 2000	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Advisors L.L.C. ("Blackstone Advisors")

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth year: 1941	Director and Member of Audit and Nominating Committees	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	22	None

Class III Directors serving until the 2009 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth year: 1942	Director and Member of Nominating and Audit	Since 2003	President, W.R. Hutchinson & Associates Inc. (consulting), formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Director of Associated Banc-Corp.

Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Nominating and Audit	Since 1994	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	22	Director of two registered investment companies advised by Blackstone Advisors

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (including the Fund)	Other Directorships Held by Nominee
INTERESTED DIRECTOR

R. Jay Gerken, CFA(2) Legg Mason, Inc. 620 EighthAvenue, 49th Floor New York, NY 10018 Birth year: 1951	Chairman, CEO, President and Director	Since 2002	Managing Director of Legg Mason, Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC ("SBFM") and Citi Fund Management Inc. ("CFM"); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; formerly Portfolio Manager of Smith Barney Allocation Series Inc. (1996–2001) Chairman of the Board, Trustee and Director of [134] funds associated with LMPFA or its affiliates	133	Trustee, Consulting Group Capital Markets Fund

(1)  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)  Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is an employee of Legg Mason, the parent company of the Fund's investment adviser.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2006:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range(2) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS

Carol L. Colman	A	E

Daniel P. Cronin	C	E

Paolo M. Cucchi	C	C

Leslie H. Gelb	A	A

William R. Hutchinson	A	E

Dr. Riordan Roett	B	C

Jeswald W. Salacuse	B	C

INTERESTED DIRECTOR

R. Jay Gerken	C	E

(1)  The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = Over $100,000.

(2)  "Family of Investment Companies" means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

At October 18, 2007, the Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund's common stock.

No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund's knowledge, had any interest in the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2006.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended August 31, 2007 and the total compensation paid to each Director during the calendar year ended December 31, 2006. Certain of the Directors listed below are members of the Fund's Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended August 31, 2007 by the Fund to Mr. Gerken who is an "interested person" as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from the Fund for Fiscal Year Ended 08/31/07	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/06	Directorships(2)
Carol L. Colman(3)	$12,106	$298,050	22
Daniel P. Cronin	9,346	238,500	22
Paolo M. Cucchi(4)	3,762	90,550	22
Leslie H. Gelb	9,202	209,050	21
Willian R. Hutchinson(3)	11,957	402,550	22
Dr. Riordan Roett	9,523	208,000	21
Jeswald W. Salacuse	9,463	235,500	22

(1)  "Fund Complex" means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)  The numbers in parentheses indicate the applicable number of investment companies in the Fund Complex overseen by that Director as of December 31, 2006.

(3)  Mr. Hutchinson and Ms. Colman also received $5,250 and $15,750, respectively, during 2006 for attending on behalf of their former Boards an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. These amounts were paid by the investment manager or its affiliates, and not by the funds.

(4)  Mr. Cucchi became a Director of the Fund on March 1, 2007.

Responsibilities of the Board of Directors

The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including LMPFA, Western Asset, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee that meet periodically and whose responsibilities are described below.

During the fiscal year ended August 31, 2007, the Board of Directors held four regular meetings and five special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended the Fund's 2006 Annual Meeting of Stockholders.

The Directors review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, LMPFA and its affiliates and other funds and clients managed by LMPFA and Western Asset to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

Audit Committee

The Fund's Audit Committee is composed of all Directors who have been determined not to be "interested persons" of the Fund, LMPFA or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, the Audit Committee is composed of Ms. Colman, Messrs. Cronin, Cucchi, Gelb, Hutchinson and Salacuse and Dr. Roett. The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent registered public accounting firm. This Committee met four times during the fiscal year ended August 31, 2007. The Fund's Board of Directors adopted an amended Audit Committee Charter at a meeting held on February 3, 2006, a copy of which was filed as Annex A to the Fund's Proxy Statement dated November 6, 2006.

Nominating Committee

The Fund's Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman, Messrs. Cronin, Cucchi, Gelb, Hutchinson and Salacuse and Dr. Roett. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee may accept nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met once during the Fund's fiscal year ended August 31, 2007. The Fund's Board of Directors adopted a Nominating Committee Charter at a meeting held on January 20, 2004, a copy of which was filed as Annex B to the Fund's Proxy Statement dated November 6, 2006.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

• whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

• the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

Officers

The Fund's executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth year: 1965	Chief Financial Officer and Treasurer	Since 2007	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002-2004)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

Robert I. Frenkel Legg Mason 100 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001-2004)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require the Fund's Directors and principal officers, persons who own more than 10% of the Fund's common stock, LMPFA and Western Asset and their respective directors and principal officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. The Fund believes that for the fiscal year ended August 31, 2007, all relevant persons have complied with applicable filing requirements; except that some officers filed Form 3s late. However, no officers bought or sold Fund shares prior to the late Form 3 filing and they have all since made the required Form 3 filings.

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on October 25, 2007, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent registered public accounting firm of the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm's independence.

Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund's independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended August 31, 2007.

Submitted by the Audit Committee
of the Fund's Board of Directors

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Dr. Riordan Roett
Jeswald W. Salacuse
October 25, 2007

Board Recommendation and Required Vote

Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

The Fund's Board of Directors unanimously recommends that stockholders of the Fund vote FOR each of the nominees for Director.

ADDITIONAL INFORMATION

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed for professional services rendered by KPMG for the audit of the Fund's annual financial statements for the fiscal years ended August 31, 2006 and August 31, 2007 (the "Reporting Period"), or for services that are normally provided in connection with the statutory and regulatory filings or engagements in those fiscal years, were $53,500 and $56,000, respectively.

Audit Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended August 31, 2006 and August 31, 2007 were $12,912 and $12,000, respectively.

In addition, there were no Audit Related Fees billed in the year ended August 31, 2007 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund (LMPFA and such other entities together, the "Service Affiliates"), that were related to the operations and financial reporting of the Fund. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to August 31, 2007 (prior to May 6, 2003 such services provided were not subject to pre-approval requirements).

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review, and tax distribution and analysis planning to the Fund for the fiscal years ended August 31, 2006 and August 31, 2007 were $7,514 and $5,150, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services for the period May 6, 2003 through August 31, 2007 that were required to be approved by the Fund's Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to the Fund for the fiscal years ended August 31, 2006 and August 31, 2007.

There were no other non-audit services rendered by KPMG to the Service Affiliates requiring preapproval by the Audit Committee in the Reporting Period.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

For the Fund the percentage of fees that were approved by the Audit Committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended August 31, 2006 and August 31, 2007; Tax Fees were 100% and 100% for the years ended August 31, 2006 and August 31, 2007; and for Other Fees paid were 100% and 100% for the years ended August 31, 2006 and August 31, 2007.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund and the Service Affiliates constitutes not more than 5% of the total amount of revenues paid to the Fund's independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) SBAM and (c) any entity controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for services rendered to the Fund and Service Affiliates for the fiscal years ended August 31, 2006 and August 31, 2007 was $0 for both periods.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

5% Beneficial Ownership

At October 18, 2007, to the knowledge of management, no person owned of record or owned beneficially more than 5% of the Fund's capital stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record shares equal to approximately 95.86% of the Fund's outstanding shares.

Stockholder Proposals and Other Stockholder Communications

All proposals by stockholders of the Fund which are intended to be presented at the Fund's 2008 Annual Meeting of Stockholders must be received by the Fund no later than July 7, 2008 to be included in the Fund's proxy statement relating to that meeting. Any stockholder who desires to present a proposal at the Fund's 2008 Annual Meeting of Stockholders without including the proposal in the Fund's proxy statement must deliver written notice of the proposal to the Chairman of the Fund (addressed to c/o Legg Mason, 620 Eighth Avenue, 49th Floor, New York, NY 10018) during the period from September 8, 2008 to October 8, 2008. However, if the Fund's 2008 Annual Meeting of Stockholders is held earlier than November 8, 2008 or later than February 5,

2009, such written notice must be delivered to the Secretary of the Fund no earlier than 90 days before the date of the 2008 Annual Meeting of Stockholders and no later than the later of 60 days prior to the date of the 2008 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2008 Annual Meeting of Stockholders.

The Fund's Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund's Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may by submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason
Compliance Department
620 Eighth Avenue,
49th Floor
New York, NY 10018

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund's Audit Committee Chair may be contacted at:

Western Asset Global Partners Income Fund Inc.
Audit Committee Chair
c/o Robert K. Fulton, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

Any stockholder who wishes to send any other communications to the Board of Directors should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. These costs are estimated to be approximately $58,000. Proxies may also be solicited in-person, by telephone or by use of the mails by officers of the Fund, by regular employees of LMPFA, Western Asset or their affiliates or by other representatives of the Fund. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Fund for such out-of-pocket expenses. In addition, the Fund has retained Computershare Fund Services Inc. ("Computershare"), 17 State Street, New York, New York 10004, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $15,000 for such solicitation services (including reimbursements of out-of-pocket expenses), which costs are to be borne by LMPFA. Computershare may solicit proxies personally and by telephone.

Other Business

The Fund's Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

November 8, 2007

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE, or the INTERNET.

It saves Money! Telephone, facsimile and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.	PROXY

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 7, 2007

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel and William J. Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Funds to be held at 620 Eighth Avenue, 49th Floor, New York, New York on December 7, 2007 at 3:30 p.m., Eastern Standard Time, and at any adjournments or postponements thereof (the “Meeting”), upon the matters set forth in the Notice of Meeting and Proxy Statement dated November 8, 2007, and upon all other matters properly coming before the Meeting.

This proxy, if properly executed, will be voted in the manner directed by the stockholder.  If no direction is made, this proxy will be voted FOR Proposal 1, FOR all nominees for Director in Proposal 2 and in the discretion of the persons named as proxies on all other business that may properly come before the Meeting.  Please refer to the Proxy Statement for a discussion of Proposals 1 and 2.

VOTE VIA THE TELEPHONE: 1-866-241-6192

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

999 9999 9999 999

Note:  Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.  Receipt of the Notice and the Proxy Statement, dated November 8, 2007, is hereby acknowledged.

Signature

Signature (if held jointly)

Date

18230_10112007_GPI

YES

NO

I PLAN TO ATTEND THE MEETING.

☐

☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS.  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” ALL NOMINEES FOR DIRECTOR IN PROPOSAL 2.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

			FOR	AGAINST	ABSTAIN
1.	To amend the Fund’s primary investment objective to allow for greater flexibility to invest in investment grade debt.		☐	☐	☐

2.	To elect two Class I Directors:		FOR	WITHHOLD	FOR ALL
			ALL	ALL	EXCEPT
	01. Daniel P. Cronin	02. Dr. Riordan Roett
			☐	☐	☐
To withhold authority to vote for any individual nominee, mark the, “For All Except” box and write the nominee’s number and name on the line provided below.

The persons named as proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting.

HAS YOUR ADDRESS CHANGED			DO YOU HAVE ANY COMMENTS

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
18230_10112007_GPI